SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          July 24, 1997



                       THE PITTSTON COMPANY
      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)





Item 5.  Other Events

          The Pittston Company has announced earnings for the second quarter of 1997 for its Brink's Group, Burlington Group and Minerals Group. Press releases dated July 24, 1997, are filed as exhibits to this report and are incorporated herein by reference.


                             EXHIBITS

99(a)     Registrant's Brink's Group press release dated July 24, 1997.

99(b)     Registrant's Burlington Group press release dated July 24, 1997.

99(c)     Registrant's Minerals Group press release dated July 24, 1997.


                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By /s/ James B. Hartough
                                Vice President - Corporate
                                  Finance and Treasurer


Dated: July 24, 1997

                             EXHIBITS



Exhibit        Description

99(a)          Registrant's Brink's Group
               press release dated July 24, 1997

99(b)          Registrant's Burlington Group
               press release dated July 24, 1997

99(c)          Registrant's Minerals Group
               press release dated July 24, 1997